Exhibit 99.1

Morgan Stanley                                                 February 23, 2004
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                             Computational Materials

                                 $1,115,708,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-HE2

                       Mortgage Pass-Through Certificates


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Morgan Stanley                                                 February 23, 2004
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          Approximately $1,115,708,000
               Morgan Stanley ABS Capital I Inc., Series 2004-HE2

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                           Countrywide Home Loans Inc.
                              HomEq Servicing Corp.
                                    Servicer

                             Transaction Highlights

                                                                         Modified
                                                         Avg Life to     Duration
Offered                               Expected Ratings     Call /       To Call /
Classes   Description   Balance(4)      (S&P/Fitch)       Mty(1)(2)    Mty(1)(2)(3)
-------   -----------   -----------   ----------------   -----------   ------------
  A-1     Not Offered   603,687,000
  A-2       Floater      18,632,000       AAA/AAA        5.84 / 6.60   5.60 / 6.26
  A-3       Floater     405,000,000       AAA/AAA        0.90 / 0.90   0.90 / 0.90
  A-4       Floater     437,676,000       AAA/AAA        4.48 / 4.94   4.33 / 4.74
  M-1       Floater     122,814,000        AA/AA         5.27 / 5.79   5.05 / 5.50
  M-2       Floater      61,407,000         A/A          5.25 / 5.69   4.93 / 5.29
  M-3       Floater      20,177,000        A-/A-         5.24 / 5.59   4.87 / 5.16
  B-1       Floater      20,177,000      BBB+/BBB+       5.24 / 5.51   4.82 / 5.04
  B-2       Floater      14,035,000       BBB/BBB        5.24 / 5.39   4.80 / 4.93
  B-3       Floater      15,790,000      BBB-/BBB-       5.19 / 5.21   4.52 / 4.54


                                             Initial
Offered     Payment Window To Call /      Subordination
Classes             Mty(1)(2)               Level(5)        Benchmark
-------   -----------------------------   -------------    -----------
  A-1         *****Not Offered*****
  A-2     08/07 - 03/12 / 08/07 - 08/21           16.50%   1 Mo. LIBOR
  A-3     05/04 - 03/06 / 05/04 - 03/06           16.50%   1 Mo. LIBOR
  A-4     03/06 - 03/12 / 03/06 - 09/21           16.50%   1 Mo. LIBOR
  M-1     06/07 - 03/12 / 06/07 - 04/18            9.50%   1 Mo. LIBOR
  M-2     05/07 - 03/12 / 05/07 - 07/16            6.00%   1 Mo. LIBOR
  M-3     05/07 - 03/12 / 05/07 - 02/15            4.85%   1 Mo. LIBOR
  B-1     05/07 - 03/12 / 05/07 - 05/14            3.70%   1 Mo. LIBOR
  B-2     05/07 - 03/12 / 05/07 - 07/13            2.90%   1 Mo. LIBOR
  B-3     05/07 - 03/12 / 05/07 - 09/12            2.00%   1 Mo. LIBOR

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.
            (2)   Based on the pricing prepayment speed. See details below.
            (3)   Assumes pricing at par.
            (4)   Bond sizes subject to a variance of plus or minus 10%.
            (5)   Subordination levels to be finalized.

Issuer:                             Morgan Stanley ABS Capital I Inc. Trust
                                    2004-HE2.

Depositor:                          Morgan Stanley ABS Capital I Inc.

Originators:                        Aames Capital Corporation, Accredited Home
                                    Lenders, Inc. and NC Capital Corporation.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Servicer:                           Chase Manhattan Mortgage Corporation,
                                    Countrywide Home Loans Inc. and HomEq
                                    Servicing Corp.

Trustee:                            Deutsche Bank National Trust Company.

Managers:                           Morgan Stanley (lead manager), Countrywide
                                    Securities Corp. and Utendahl Capital
                                    Partners, L.P.

Rating Agencies:                    Standard & Poor's and Fitch Ratings.

Offered Certificates:               Class A-2, A-3, A-4, M-1, M-2, M-3, B-1, B-2
                                    and B-3 Certificates.

Group I Class A Certificates:       Class A-1 and A-2 Certificates.

Group II Class A Certificates:      Class A-3 and A-4 Certificates.

Expected Closing Date:              April 29, 2004 through DTC and Euroclear or
                                    Clearstream. The Certificates will be sold without accrued interest.

Distribution Dates:                 The 25th of each month, or if such day is
                                    not a business day, on the next business day, beginning May 25, 2004.

Final Scheduled Distribution
Date:                               The Distribution Date occurring in March
                                    2034.

Due Period:                         For any Distribution Date, the period
                                    commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:            The interest accrual period for the Offered
                                    Certificates with respect to any
                                    Distribution Date will be the period
                                    beginning with the previous Distribution
                                    Date (or, in the case of the first
                                    Distribution Date, the Closing Date) and ending on the day prior to the current
                                    Distribution Date (on an actual/360 day
                                    count basis).

Mortgage Loans:                     The Trust will consist of two groups of
                                    adjustable and fixed rate sub-prime
                                    residential mortgage loans.

Group I Mortgage Loans:             Approximately $745.3 million of Mortgage
                                    Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:            Approximately $1,009.2 million of Mortgage
                                    Loans that predominantly have original
                                    principal balances that may or may not
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment Speed:           o     Fixed Rate Mortgage Loans: CPR
                                          starting at approximately 1.5333% CPR
                                          in month 1 and increasing to 23% CPR
                                          in month 15 (23%/15 CPR increase for
                                          each month), and remaining at 23% CPR
                                          thereafter

                                    o     ARM Mortgage Loans: 25% CPR


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Credit Enhancement:                 The Offered Certificates are credit enhanced
                                    by:

                                    1)    Net monthly excess cashflow from the
                                          Mortgage Loans,

                                    2)    2.00% overcollateralization (funded
                                          upfront). On and after the Step-down
                                          Date, so long as a Trigger Event is
                                          not in effect, the required
                                          overcollateralization will equal 4.00%
                                          of the aggregate principal balance of
                                          the Mortgage Loans as of the last day
                                          of the applicable Due Period, subject
                                          to a 0.50% floor, based on the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the cut-off date,
                                          and

                                    3)    Subordination of distributions on the
                                          more subordinate classes of
                                          certificates (if applicable) to the
                                          required distributions on the more
                                          senior classes of certificates.

Senior Enhancement Percentage:      For any Distribution Date, the percentage
                                    obtained by dividing (x) the aggregate
                                    Certificate Principal Balance of the
                                    subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                                    Distribution Amount for such Distribution
                                    Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:                     The later to occur of:

                                    (x)   The earlier of:

                                          (a)   The Distribution Date occurring
                                                in May 2007; and

                                          (b)   The Distribution Date on which
                                                the aggregate balance of the
                                                Class A Certificates is reduced
                                                to zero; and

                                    (y)   The first Distribution Date on which
                                          the Senior Enhancement Percentage
                                          (calculated for this purpose only
                                          after taking into account payments of
                                          principal on the Mortgage Loans on the
                                          last day of the related Due Period but
                                          prior to principal distributions to
                                          the certificates on the applicable
                                          Distribution Date) is greater than or
                                          equal to approximately 33.00%.

Trigger Event:                      Either a Delinquency Trigger Event or a
                                    Cumulative Loss Trigger Event.

Delinquency Trigger Event:          A Delinquency Trigger Event is in effect on
                                    any Distribution Date if on that
                                    Distribution Date the 60 Day+ Rolling
                                    Average equals or exceeds [45%] of the prior period's Senior Enhancement Percentage. The
                                    60 Day+ Rolling Average will equal the
                                    rolling 3 month average percentage of
                                    Mortgage Loans that are 60 or more days
                                    delinquent.

Cumulative Loss Trigger Event:      A Cumulative Loss Trigger Event is in effect
                                    on any Distribution Date if the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                                    Months 37- 48           [4.25%] for the
                                                            first month, plus an
                                                            additional 1/12th of
                                                            [1.50%] for each
                                                            month thereafter
                                                            (e.g., [5.00%] in
                                                            Month 43)

                                    Months 49- 60           [5.75%] for the
                                                            first month, plus an
                                                            additional 1/12th of
                                                            [1.25%] for each
                                                            month thereafter
                                                            (e.g., [6.375%] in
                                                            Month 55)

                                    Months 61- 72           [7.00%] for the
                                                            first month, plus an
                                                            additional 1/12th of
                                                            [0.25%] for each
                                                            month thereafter
                                                            (e.g., [7.125%] in
                                                            Month 67)

                                    Months 72- thereafter   [7.25%]


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Initial Subordination
Percentage:                         Class A:              16.50%
                                    Class M-1:             9.50%
                                    Class M-2:             6.00%
                                    Class M-3:             4.85%
                                    Class B-1:             3.70%
                                    Class B-2:             2.90%
                                    Class B-3:             2.00%

Optional Clean-up Call:             When the current aggregate principal balance
                                    of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.

Step-up Coupons:                    For all Offered Certificates the coupon will
                                    increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional
                                    Clean-up Call is exercisable.

Class A-1 Pass-Through Rate:        The Class A-1 Certificates will accrue
                                    interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and
                                    (iii) the WAC Cap.

Class A-2 Pass-Through Rate:        The Class A-2 Certificates will accrue
                                    interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and
                                    (iii) the WAC Cap.

Class A-3 Pass-Through Rate:        The Class A-3 Certificates will accrue
                                    interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and
                                    (iii) the WAC Cap.

Class A-4 Pass-Through Rate:        The Class A-4 Certificates will accrue
                                    interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and
                                    (iii) the WAC Cap.

Class M-1 Pass-Through Rate:        The Class M-1 Certificates will accrue
                                    interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps
                                    ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate:        The Class M-2 Certificates will accrue
                                    interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps
                                    ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate:        The Class M-3 Certificates will accrue
                                    interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps
                                    ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate:        The Class B-1 Certificates will accrue
                                    interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps
                                    ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate:        The Class B-2 Certificates will accrue
                                    interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps
                                    ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class B-3 Pass-Through Rate:        The Class B-3 Certificates will accrue
                                    interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps
                                    ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:                   As to any Distribution Date, a per annum
                                    rate equal to the product of (i) weighted average gross rate of the Group I Mortgage
                                    Loans in effect on the beginning of the
                                    related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:                  As to any Distribution Date, a per annum
                                    rate equal to the product of (i) weighted average gross rate of the Group II Mortgage
                                    Loans in effect on the beginning of the
                                    related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Class A-1 and A-2 Basis Risk
Carry Forward Amount:               As to any Distribution Date, the
                                    supplemental interest amount for each of the Class A-1 and Class A-2 Certificates will equal the sum of:

                                    (i)   The excess, if any, of interest that
                                          would otherwise be due on such
                                          Certificates at the Class A-1 and
                                          Class A-2 Pass-Through Rates (without
                                          regard to the Loan Group I Cap or WAC
                                          Cap) over interest due such
                                          Certificates at a rate equal to the
                                          lesser of the Loan Group I Cap or WAC
                                          Cap;

                                    (ii)  Any Class A-1 and Class A-2 Basis Risk
                                          Carry Forward Amount remaining unpaid
                                          from prior Distribution Dates; and

                                    (iii) Interest on the amount in clause (ii)
                                          at the related Class A-1 and Class A-2
                                          Pass-Through Rate (without regard to
                                          the Loan Group I Cap or WAC Cap).

Class A-3 and A-4 Basis Risk
Carry Forward Amount:               As to any Distribution Date, the
                                    supplemental interest amount for the Class
                                    A-3 and Class A-4 Certificates will equal the sum of:

                                    (i)   The excess, if any, of interest that
                                          would otherwise be due on such
                                          Certificates at the Class A-3 and
                                          Class A-4 Pass-Through Rate (without
                                          regard to the Loan Group II Cap or WAC
                                          Cap) over interest due such
                                          Certificates at a rate equal to the
                                          lesser of the Loan Group II Cap or WAC
                                          Cap;

                                    (ii)  Any Class A-3 and Class A-4 Basis Risk
                                          Carry Forward Amount remaining unpaid
                                          from prior Distribution Dates; and

                                    (iii) Interest on the amount in clause (ii)
                                          at the related Class A-3 and Class A-4
                                          Pass-Through Rate (without regard to
                                          the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3, B-1, B-2
and B-3 Basis Risk Carry
Forward Amounts:                    As to any Distribution Date, the
                                    supplemental interest amount for each of the Class M-1, M-2, M-3, B-1, B-2 and B-3
                                    Certificates will equal the sum of:

                                    (i)   The excess, if any, of interest that
                                          would otherwise be due on such
                                          Certificates at such Certificates'
                                          applicable Pass-Through Rate (without
                                          regard to the WAC Cap) over interest
                                          due such Certificates at a rate equal
                                          to the WAC Cap;

                                    (ii)  Any Basis Risk Carry Forward Amount
                                          for such class remaining unpaid for
                                          such Certificate from prior
                                          Distribution Dates; and

                                    (iii) Interest on the amount in clause (ii)
                                          at the Certificates' applicable
                                          Pass-Through Rate (without regard to
                                          the WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Interest Distributions on
Offered Certificates:               On each Distribution Date and after payments
                                    of servicing and trustee fees and other
                                    expenses, interest distributions from the
                                    Interest Remittance Amount will be allocated as follows:

                                    (i)    The portion of the Interest
                                           Remittance Amount attributable to the
                                           Group I Mortgage Loans will be
                                           allocated according to the related
                                           Accrued Certificate Interest and any
                                           unpaid interest shortfall amounts for
                                           such class, as applicable, first, to
                                           the Group I Class A Certificates and
                                           second, to the Group II Class A
                                           Certificates;

                                    (ii)   The portion of the Interest
                                           Remittance Amount attributable to the
                                           Group II Mortgage Loans will be
                                           allocated according to the related
                                           Accrued Certificate Interest and any
                                           unpaid interest shortfall amounts for
                                           such class, as applicable, first, to
                                           the Group II Class A Certificates and
                                           second, to the Group I Class A
                                           Certificates;

                                    (iii)  To the Class M-1 Certificates, its
                                           Accrued Certificate Interest;

                                    (iv)   To the Class M-2 Certificates, its
                                           Accrued Certificate Interest;

                                    (v)    To the Class M-3 Certificates, its
                                           Accrued Certificate Interest;

                                    (vi)   To the Class B-1 Certificates, its
                                           Accrued Certificate Interest;

                                    (vii)  To the Class B-2 Certificates, its
                                           Accrued Certificate Interest, and

                                    (viii) To the Class B-3 Certificates, its
                                           Accrued Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Principal Distributions on
Offered Certificates:               On each Distribution Date (a) prior to the
                                    Stepdown Date or (b) on which a Trigger
                                    Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                    (i)   to the Class A Certificates, allocated
                                          between the Class A Certificates as
                                          described below, until the Certificate
                                          Principal Balances thereof have been
                                          reduced to zero;

                                    (ii)  to the Class M-1 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                    (iii) to the Class M-2 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                    (iv)  to the Class M-3 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                    (v)   to the Class B-1 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                    (vi)  to the Class B-2 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero; and

                                    (vii) to the Class B-3 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero.

                                    On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                    (i)   to the Class A Certificates, the
                                          lesser of the Principal Distribution
                                          Amount and the Class A Principal
                                          Distribution Amount, allocated between
                                          the Class A Certificates as described
                                          below, until the Certificate Principal
                                          Balances thereof have been reduced to
                                          zero;

                                    (ii)  to the Class M-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                    (iii) to the Class M-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                    (iv)  to the Class M-3 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-3
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                    (v)   to the Class B-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                    (vi)  to the Class B-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero; and

                                    (vii) to the Class B-3 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-3
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class A Principal Allocation:       All principal distributions to the holders
                                    of the Class A Certificates on any
                                    Distribution Date will be allocated
                                    concurrently between the Class A-1 and Class
                                    A-2 Certificates (collectively, the "Group I
                                    Class A Certificates"), on the one hand, and the Class A-3 and Class A-4 Certificates
                                    (collectively, the "Group II Class A
                                    Certificates"), on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the
                                    Group II Class A Certificates, as
                                    applicable. The Group I Class A Certificates and the Group II Class A Certificates are each a "Class A Certificate Group."

                                    However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                                    For the first 36 Distribution Dates, any principal distributions allocated to the Group I Class A Certificates will be distributed sequentially, first to the Class A-1 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2 Certificates, until their Class Certificate Balance has been reduced to zero. Beginning on the 37th Distribution Date, principal distributions allocated to the Group I Class A Certificates will be distributed pro rata between the Class A-1 and Class A-2 Certificates, or if the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero, solely to the Class A-2 Certificates. Notwithstanding the foregoing, in the event that a Trigger Event is in effect, principal distributions to the Group I Class A Certificates will be allocated first to the Class A-1 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2 Certificates, until their Class Certificate Balance has been reduced to zero.

                                    Any principal distributions allocated to the Group II Class A Certificates will be allocated sequentially, first to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

                                    Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Class A-3 and Class A-4 Certificates.

Class A-2, Class A-3 and Class
A-4 Interest Rate Cap:              Beginning on the first Distribution Date,
                                    and for a period of 31 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class A-2, Class A-3 and Class A-4 Certificates.

                                    For its duration, the Class A-2, Class A-3 and Class A-4 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class A-2, Class A-3 and Class A-4 Interest Rate Cap Notional Balance ("the Class A-2, Class A-3 and Class A-4 Interest Rate Cap Payment") as described on the schedule herein.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class A-2, Class A-3 and Class
A-4 Interest Rate Cap Payment
Allocation:                         The Class A-2, Class A-3 and Class A-4
                                    Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Forward Amount due to the Class A-2, Class A-3 and Class
                                    A-4 Certificates pro rata.

Class M Interest Rate Cap:          Beginning on the first Distribution Date,
                                    and for a period of 37 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Class M
                                    Certificates.

                                    For its duration, the Class M Interest Rate
                                    Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest Rate Cap
Payment Allocation:                 The Class M Interest Rate Cap Payment shall
                                    be available to pay any Basis Risk Carry
                                    Forward Amount due to the Class M-1, Class
                                    M-2 and Class M-3 Certificates on a pro rata basis.

Class B Interest Rate Cap:          Beginning on the first Distribution Date,
                                    and for a period of 37 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Class B
                                    Certificates.

                                    For its duration, the Class B Interest Rate
                                    Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate Cap
Payment Allocation:                 The Class B Interest Rate Cap Payment shall
                                    be available to pay any Basis Risk Carry
                                    Forward Amount due to the Class B-1, Class
                                    B-2 and Class B-3 Certificates on a pro rata basis.

Allocation of Net Monthly
Excess Cashflow:                    For any Distribution Date, any Net Monthly
                                    Excess Cashflow shall be paid as follows:

                                    (i)    to the Class M-1 Certificates, the
                                           unpaid interest shortfall amount;

                                    (ii)   to the Class M-1 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;

                                    (iii)  to the Class M-2 Certificates, the
                                           unpaid interest shortfall amount;

                                    (iv)   to the Class M-2 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;

                                    (v)    to the Class M-3 Certificates, the
                                           unpaid interest shortfall amount;

                                    (vi)   to the Class M-3 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;

                                    (vii)  to the Class B-1 Certificates, the
                                           unpaid interest shortfall amount;

                                    (viii) to the Class B-1 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;

                                    (ix)   to the Class B-2 Certificates, the
                                           unpaid interest shortfall amount;

                                    (x)    to the Class B-2 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;

                                    (xi)   to the Class B-3 Certificates, the
                                           unpaid interest shortfall amount;

                                    (xii)  to the Class B-3 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;

                                    (xiii) concurrently, any unpaid Class A-1
                                           and Class A-2 Basis Risk Carry
                                           Forward Amount to the Class A-1 and
                                           Class A-2 Certificates, and any
                                           unpaid Class A-3 and Class A-4 Basis
                                           Risk Carry Forward Amount to the
                                           Class A-3 and Class A-4 Certificates;
                                           and

                                    (xiv)  sequentially, to Classes M-1, M-2,
                                           M-3, B-1, B-2 and B-3 Certificates,
                                           in such order, any unpaid Basis Risk
                                           Carry Forward Amount for such
                                           classes.

Interest Remittance Amount:         For any Distribution Date, the portion of
                                    available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Accrued Certificate Interest:       For any Distribution Date and each class of
                                    Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through
                                    Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil
                                    Relief Act or similar state law allocated to such class.

Principal Distribution Amount:      On any Distribution Date, the sum of (i) the
                                    Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution
Amount: On any Distribution Date, the excess of (i) the aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:        For any Distribution Date is the amount of
                                    funds available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal Distribution
Amount: For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:         For any Distribution Date, means the excess,
                                    if any of (i) the overcollateralization and
                                    (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation
Percentage:                         For any Distribution Date, the percentage
                                    equivalent of a fraction, determined as
                                    follows:

                                    (i) in the case of the Group I Class A
                                    Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal Distribution
Amount: For any Distribution Date, an amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 67.00% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,772,428.

Class M-1 Principal
Distribution Amount:                For any Distribution Date, an amount equal
                                    to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date) and (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately 81.00% and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period over $8,772,428.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class M-2 Principal
Distribution Amount:                For any Distribution Date, an amount equal
                                    to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date) and (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.00% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,772,428.

Class M-3 Principal
Distribution Amount:                For any Distribution Date, an amount equal
                                    to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date), (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution
                                    Date) and (iv) the Certificate Principal
                                    Balance of the Class M-3 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately 90.30% and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period over $8,772,428.

Class B-1 Principal
Distribution Amount:                For any Distribution Date, an amount equal
                                    to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date), (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution
                                    Date), (iv) the Certificate Principal
                                    Balance of the Class M-3 Certificates (after taking into account the payment of the Class
                                    M-3 Principal Distribution Amount on such
                                    Distribution Date) and (v) the Certificate
                                    Principal Balance of the Class B-1
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.60% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,772,428.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class B-2 Principal
Distribution Amount:                For any Distribution Date, an amount equal
                                    to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date), (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution
                                    Date), (iv) the Certificate Principal
                                    Balance of the Class M-3 Certificates (after taking into account the payment of the Class
                                    M-3 Principal Distribution Amount on such
                                    Distribution Date), (v) the Certificate
                                    Principal Balance of the Class B-1
                                    Certificates (after taking into account the payment of the Class B-1 Principal
                                    Distribution Amount on such Distribution
                                    Date) and (vi) the Certificate Principal
                                    Balance of the Class B-2 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately 94.20% and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period over $8,772,428.

Class B-3 Principal
Distribution Amount:                For any Distribution Date, an amount equal
                                    to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date), (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution
                                    Date), (iv) the Certificate Principal
                                    Balance of the Class M-3 Certificates (after taking into account the payment of the Class
                                    M-3 Principal Distribution Amount on such
                                    Distribution Date), (v) the Certificate
                                    Principal Balance of the Class B-1
                                    Certificates (after taking into account the payment of the Class B-1 Principal
                                    Distribution Amount on such Distribution
                                    Date), (vi) the Certificate Principal
                                    Balance of the Class B-2 Certificates (after taking into account the payment of the Class
                                    B-2 Principal Distribution Amount on such
                                    Distribution Date) and (vii) the Certificate
                                    Principal Balance of the Class B-3
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.00% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,772,428.

Trust Tax Status:                   REMIC.

ERISA Eligibility:                  Subject to the considerations in the
                                    Prospectus, all Offered Certificates are
                                    ERISA eligible.

SMMEA Eligibility:                  It is anticipated that the Class A-2
                                    Certificates will be SMMEA eligible.

Prospectus:                         The Class A-2, Class A-3, Class A-4, Class
                                    M-1, Class M-2, Class M-3, Class B-1, Class
                                    B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                                    (together, the "Prospectus"). Complete
                                    information with respect to the Offered
                                    Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

------------------------------------------------------------------------------------------------------------------------------------
      PPC (%)                                       50           60           75          100          125          150          175
------------------------------------------------------------------------------------------------------------------------------------
A-2   WAL                                         8.12         7.39         6.61         5.84         5.38         4.91         4.16
      First Payment Date                     5/25/2007    5/25/2007    5/25/2007    8/25/2007    1/25/2008    9/25/2008    6/25/2008
      Expected Final Maturity                5/25/2019    4/25/2017   11/25/2014    3/25/2012    7/25/2010    4/25/2009    6/25/2008
      Window                                  37 - 181     37 - 156     37 - 127      40 - 95      45 - 75      53 - 60      50 - 50
------------------------------------------------------------------------------------------------------------------------------------
A-3   WAL                                         1.75         1.48         1.19         0.90         0.72         0.59         0.50
      First Payment Date                     5/25/2004    5/25/2004    5/25/2004    5/25/2004    5/25/2004    5/25/2004    5/25/2004
      Expected Final Maturity                1/25/2008    5/25/2007   10/25/2006    3/25/2006   10/25/2005    7/25/2005    4/25/2005
      Window                                    1 - 45       1 - 37       1 - 30       1 - 23       1 - 18       1 - 15       1 - 12
------------------------------------------------------------------------------------------------------------------------------------
A-4   WAL                                         8.78         7.47         6.04         4.48         3.42         2.60         1.97
      First Payment Date                     1/25/2008    5/25/2007   10/25/2006    3/25/2006   10/25/2005    7/25/2005    4/25/2005
      Expected Final Maturity                5/25/2019    4/25/2017   11/25/2014    3/25/2012    7/25/2010    4/25/2009    6/25/2008
      Window                                  45 - 181     37 - 156     30 - 127      23 - 95      18 - 75      15 - 60      12 - 50
------------------------------------------------------------------------------------------------------------------------------------
M-1   WAL                                        10.10         8.61         6.96         5.27         4.48         4.21         4.13
      First Payment Date                     3/25/2009    6/25/2008    8/25/2007    6/25/2007    8/25/2007   11/25/2007    3/25/2008
      Expected Final Maturity                5/25/2019    4/25/2017   11/25/2014    3/25/2012    7/25/2010    4/25/2009    6/25/2008
      Window                                  59 - 181     50 - 156     40 - 127      38 - 95      40 - 75      43 - 60      47 - 50
------------------------------------------------------------------------------------------------------------------------------------
M-2   WAL                                        10.10         8.61         6.96         5.25         4.36         3.91         3.77
      First Payment Date                     3/25/2009    6/25/2008    8/25/2007    5/25/2007    7/25/2007    8/25/2007   10/25/2007
      Expected Final Maturity                5/25/2019    4/25/2017   11/25/2014    3/25/2012    7/25/2010    4/25/2009    6/25/2008
      Window                                  59 - 181     50 - 156     40 - 127      37 - 95      39 - 75      40 - 60      42 - 50
------------------------------------------------------------------------------------------------------------------------------------
M-3   WAL                                        10.10         8.61         6.96         5.24         4.33         3.82         3.61
      First Payment Date                     3/25/2009    6/25/2008    8/25/2007    5/25/2007    6/25/2007    7/25/2007    9/25/2007
      Expected Final Maturity                5/25/2019    4/25/2017   11/25/2014    3/25/2012    7/25/2010    4/25/2009    6/25/2008
      Window                                  59 - 181     50 - 156     40 - 127      37 - 95      38 - 75      39 - 60      41 - 50
------------------------------------------------------------------------------------------------------------------------------------
B-1   WAL                                        10.10         8.61         6.96         5.24         4.31         3.79         3.53
      First Payment Date                     3/25/2009    6/25/2008    8/25/2007    5/25/2007    6/25/2007    7/25/2007    7/25/2007
      Expected Final Maturity                5/25/2019    4/25/2017   11/25/2014    3/25/2012    7/25/2010    4/25/2009    6/25/2008
      Window                                  59 - 181     50 - 156     40 - 127      37 - 95      38 - 75      39 - 60      39 - 50
------------------------------------------------------------------------------------------------------------------------------------
B-2   WAL                                        10.10         8.61         6.96         5.24         4.31         3.75         3.48
      First Payment Date                     3/25/2009    6/25/2008    8/25/2007    5/25/2007    5/25/2007    6/25/2007    7/25/2007
      Expected Final Maturity                5/25/2019    4/25/2017   11/25/2014    3/25/2012    7/25/2010    4/25/2009    6/25/2008
      Window                                  59 - 181     50 - 156     40 - 127      37 - 95      37 - 75      38 - 60      39 - 50
------------------------------------------------------------------------------------------------------------------------------------
B-3   WAL                                        10.03         8.54         6.90         5.19         4.24         3.72         3.42
      First Payment Date                     3/25/2009    6/25/2008    8/25/2007    5/25/2007    5/25/2007    6/25/2007    6/25/2007
      Expected Final Maturity                5/25/2019    4/25/2017   11/25/2014    3/25/2012    7/25/2010    4/25/2009    6/25/2008
      Window                                  59 - 181     50 - 156     40 - 127      37 - 95      37 - 75      38 - 60      38 - 50
------------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

------------------------------------------------------------------------------------------------------------------------------------
      PPC (%)                                       50           60           75          100          125          150          175
------------------------------------------------------------------------------------------------------------------------------------
A-2   WAL                                         8.75         8.04         7.30         6.60         6.31         6.37         7.20
      First Payment Date                     5/25/2007    5/25/2007    5/25/2007    8/25/2007    1/25/2008    9/25/2008    2/25/2010
      Expected Final Maturity                6/25/2031    8/25/2029    6/25/2026    8/25/2021    2/25/2018    7/25/2015    8/25/2013
      Window                                  37 - 326     37 - 304     37 - 266     40 - 208     45 - 166     53 - 135     70 - 112
------------------------------------------------------------------------------------------------------------------------------------
A-3   WAL                                         1.75         1.48         1.19         0.90         0.72         0.59         0.50
      First Payment Date                     5/25/2004    5/25/2004    5/25/2004    5/25/2004    5/25/2004    5/25/2004    5/25/2004
      Expected Final Maturity                1/25/2008    5/25/2007   10/25/2006    3/25/2006   10/25/2005    7/25/2005    4/25/2005
      Window                                    1 - 45       1 - 37       1 - 30       1 - 23       1 - 18       1 - 15       1 - 12
------------------------------------------------------------------------------------------------------------------------------------
A-4   WAL                                         9.49         8.13         6.62         4.94         3.78         2.91         2.16
      First Payment Date                     1/25/2008    5/25/2007   10/25/2006    3/25/2006   10/25/2005    7/25/2005    4/25/2005
      Expected Final Maturity                6/25/2031    9/25/2029    7/25/2026    9/25/2021    3/25/2018    8/25/2015    9/25/2013
      Window                                  45 - 326     37 - 305     30 - 267     23 - 209     18 - 167     15 - 136     12 - 113
------------------------------------------------------------------------------------------------------------------------------------
M-1   WAL                                        10.94         9.38         7.63         5.79         4.89         4.56         4.83
      First Payment Date                     3/25/2009    6/25/2008    8/25/2007    6/25/2007    8/25/2007   11/25/2007    3/25/2008
      Expected Final Maturity                5/25/2028   12/25/2025    7/25/2022    4/25/2018    5/25/2015    4/25/2013   10/25/2011
      Window                                  59 - 289     50 - 260     40 - 219     38 - 168     40 - 133     43 - 108      47 - 90
------------------------------------------------------------------------------------------------------------------------------------
M-2   WAL                                        10.83         9.26         7.53         5.69         4.70         4.20         4.01
      First Payment Date                     3/25/2009    6/25/2008    8/25/2007    5/25/2007    7/25/2007    8/25/2007   10/25/2007
      Expected Final Maturity                3/25/2026    8/25/2023    6/25/2020    7/25/2016   12/25/2013    2/25/2012   10/25/2010
      Window                                  59 - 263     50 - 232     40 - 194     37 - 147     39 - 116      40 - 94      42 - 78
------------------------------------------------------------------------------------------------------------------------------------
M-3   WAL                                        10.70         9.14         7.42         5.59         4.60         4.06         3.80
      First Payment Date                     3/25/2009    6/25/2008    8/25/2007    5/25/2007    6/25/2007    7/25/2007    9/25/2007
      Expected Final Maturity                1/25/2024    8/25/2021    7/25/2018    2/25/2015   10/25/2012    3/25/2011   12/25/2009
      Window                                  59 - 237     50 - 208     40 - 171     37 - 130     38 - 102      39 - 83      41 - 68
------------------------------------------------------------------------------------------------------------------------------------
B-1   WAL                                        10.57         9.02         7.31         5.51         4.52         3.97         3.68
      First Payment Date                     3/25/2009    6/25/2008    8/25/2007    5/25/2007    6/25/2007    7/25/2007    7/25/2007
      Expected Final Maturity                1/25/2023    8/25/2020    9/25/2017    5/25/2014    3/25/2012    9/25/2010    8/25/2009
      Window                                  59 - 225     50 - 196     40 - 161     37 - 121      38 - 95      39 - 77      39 - 64
------------------------------------------------------------------------------------------------------------------------------------
B-2   WAL                                        10.38         8.85         7.17         5.39         4.43         3.86         3.57
      First Payment Date                     3/25/2009    6/25/2008    8/25/2007    5/25/2007    5/25/2007    6/25/2007    7/25/2007
      Expected Final Maturity                8/25/2021    4/25/2019    7/25/2016    7/25/2013    7/25/2011    2/25/2010    2/25/2009
      Window                                  59 - 208     50 - 180     40 - 147     37 - 111      37 - 87      38 - 70      39 - 58
------------------------------------------------------------------------------------------------------------------------------------
B-3   WAL                                        10.07         8.57         6.93         5.21         4.26         3.74         3.43
      First Payment Date                     3/25/2009    6/25/2008    8/25/2007    5/25/2007    5/25/2007    6/25/2007    6/25/2007
      Expected Final Maturity                4/25/2020    1/25/2018    7/25/2015    9/25/2012   11/25/2010    8/25/2009    9/25/2008
      Window                                  59 - 192     50 - 165     40 - 135     37 - 101      37 - 79      38 - 64      38 - 53
------------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

----------------------------------------------------------------------------------------------------------
      CPR (%)                                    12.50        18.75        25.00        31.25        37.50
----------------------------------------------------------------------------------------------------------
A-2   WAL                                         8.05         6.57         5.81         5.34         4.82
      First Payment Date                     5/25/2007    5/25/2007    9/25/2007    3/25/2008   12/25/2008
      Expected Final Maturity                2/25/2019    8/25/2014   12/25/2011    4/25/2010    2/25/2009
      Window                                  37 - 178     37 - 124      41 - 92      47 - 72      56 - 58
----------------------------------------------------------------------------------------------------------
A-3   WAL                                         1.65         1.10         0.82         0.64         0.52
      First Payment Date                     5/25/2004    5/25/2004    5/25/2004    5/25/2004    5/25/2004
      Expected Final Maturity               11/25/2007    9/25/2006    1/25/2006    8/25/2005    5/25/2005
      Window                                    1 - 43       1 - 29       1 - 21       1 - 16       1 - 13
----------------------------------------------------------------------------------------------------------
A-4   WAL                                         8.57         5.85         4.28         3.22         2.39
      First Payment Date                    11/25/2007    9/25/2006    1/25/2006    8/25/2005    5/25/2005
      Expected Final Maturity                2/25/2019    8/25/2014   12/25/2011    4/25/2010    2/25/2009
      Window                                  43 - 178     29 - 124      21 - 92      16 - 72      13 - 58
----------------------------------------------------------------------------------------------------------
M-1   WAL                                         9.88         6.75         5.12         4.41         4.28
      First Payment Date                     1/25/2009    6/25/2007    7/25/2007    9/25/2007   12/25/2007
      Expected Final Maturity                2/25/2019    8/25/2014   12/25/2011    4/25/2010    2/25/2009
      Window                                  57 - 178     38 - 124      39 - 92      41 - 72      44 - 58
----------------------------------------------------------------------------------------------------------
M-2   WAL                                         9.88         6.75         5.09         4.26         3.88
      First Payment Date                     1/25/2009    6/25/2007    6/25/2007    7/25/2007    9/25/2007
      Expected Final Maturity                2/25/2019    8/25/2014   12/25/2011    4/25/2010    2/25/2009
      Window                                  57 - 178     38 - 124      38 - 92      39 - 72      41 - 58
----------------------------------------------------------------------------------------------------------
M-3   WAL                                         9.88         6.75         5.08         4.22         3.76
      First Payment Date                     1/25/2009    6/25/2007    5/25/2007    7/25/2007    8/25/2007
      Expected Final Maturity                2/25/2019    8/25/2014   12/25/2011    4/25/2010    2/25/2009
      Window                                  57 - 178     38 - 124      37 - 92      39 - 72      40 - 58
----------------------------------------------------------------------------------------------------------
B-1   WAL                                         9.88         6.75         5.07         4.18         3.72
      First Payment Date                     1/25/2009    6/25/2007    5/25/2007    6/25/2007    7/25/2007
      Expected Final Maturity                2/25/2019    8/25/2014   12/25/2011    4/25/2010    2/25/2009
      Window                                  57 - 178     38 - 124      37 - 92      38 - 72      39 - 58
----------------------------------------------------------------------------------------------------------
B-2   WAL                                         9.88         6.75         5.07         4.18         3.69
      First Payment Date                     1/25/2009    6/25/2007    5/25/2007    6/25/2007    6/25/2007
      Expected Final Maturity                2/25/2019    8/25/2014   12/25/2011    4/25/2010    2/25/2009
      Window                                  57 - 178     38 - 124      37 - 92      38 - 72      38 - 58
----------------------------------------------------------------------------------------------------------
B-3   WAL                                         9.80         6.69         5.02         4.13         3.63
      First Payment Date                     1/25/2009    6/25/2007    5/25/2007    5/25/2007    6/25/2007
      Expected Final Maturity                2/25/2019    8/25/2014   12/25/2011    4/25/2010    2/25/2009
      Window                                  57 - 178     38 - 124      37 - 92      37 - 72      38 - 58
----------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

----------------------------------------------------------------------------------------------------------
      CPR (%)                                    12.50        18.75        25.00        31.25        37.50
----------------------------------------------------------------------------------------------------------
A-2   WAL                                         8.68         7.27         6.61         6.37         6.58
      First Payment Date                     5/25/2007    5/25/2007    9/25/2007    3/25/2008   12/25/2008
      Expected Final Maturity                4/25/2031    2/25/2026    4/25/2021    9/25/2017    3/25/2015
      Window                                  37 - 324     37 - 262     41 - 204     47 - 161     56 - 131
----------------------------------------------------------------------------------------------------------
A-3   WAL                                         1.65         1.10         0.82         0.64         0.52
      First Payment Date                     5/25/2004    5/25/2004    5/25/2004    5/25/2004    5/25/2004
      Expected Final Maturity               11/25/2007    9/25/2006    1/25/2006    8/25/2005    5/25/2005
      Window                                    1 - 43       1 - 29       1 - 21       1 - 16       1 - 13
----------------------------------------------------------------------------------------------------------
A-4   WAL                                         9.27         6.42         4.73         3.57         2.68
      First Payment Date                    11/25/2007    9/25/2006    1/25/2006    8/25/2005    5/25/2005
      Expected Final Maturity                4/25/2031    2/25/2026    4/25/2021    9/25/2017    3/25/2015
      Window                                  43 - 324     29 - 262     21 - 204     16 - 161     13 - 131
----------------------------------------------------------------------------------------------------------
M-1   WAL                                        10.70         7.41         5.63         4.81         4.60
      First Payment Date                     1/25/2009    6/25/2007    7/25/2007    9/25/2007   12/25/2007
      Expected Final Maturity                2/25/2028    3/25/2022   12/25/2017    1/25/2015   12/25/2012
      Window                                  57 - 286     38 - 215     39 - 164     41 - 129     44 - 104
----------------------------------------------------------------------------------------------------------
M-2   WAL                                        10.59         7.30         5.52         4.59         4.15
      First Payment Date                     1/25/2009    6/25/2007    6/25/2007    7/25/2007    9/25/2007
      Expected Final Maturity               12/25/2025    1/25/2020    3/25/2016    8/25/2013   11/25/2011
      Window                                  57 - 260     38 - 189     38 - 143     39 - 112      41 - 91
----------------------------------------------------------------------------------------------------------
M-3   WAL                                        10.46         7.19         5.43         4.48         3.98
      First Payment Date                     1/25/2009    6/25/2007    5/25/2007    7/25/2007    8/25/2007
      Expected Final Maturity               10/25/2023    3/25/2018   10/25/2014    6/25/2012   11/25/2010
      Window                                  57 - 234     38 - 167     37 - 126      39 - 98      40 - 79
----------------------------------------------------------------------------------------------------------
B-1   WAL                                        10.33         7.09         5.33         4.39         3.89
      First Payment Date                     1/25/2009    6/25/2007    5/25/2007    6/25/2007    7/25/2007
      Expected Final Maturity                9/25/2022    5/25/2017    2/25/2014   12/25/2011    6/25/2010
      Window                                  57 - 221     38 - 157     37 - 118      38 - 92      39 - 74
----------------------------------------------------------------------------------------------------------
B-2   WAL                                        10.14         6.95         5.22         4.30         3.78
      First Payment Date                     1/25/2009    6/25/2007    5/25/2007    6/25/2007    6/25/2007
      Expected Final Maturity                4/25/2021    3/25/2016    3/25/2013    4/25/2011   11/25/2009
      Window                                  57 - 204     38 - 143     37 - 107      38 - 84      38 - 67
----------------------------------------------------------------------------------------------------------
B-3   WAL                                         9.84         6.72         5.04         4.14         3.65
      First Payment Date                     1/25/2009    6/25/2007    5/25/2007    5/25/2007    6/25/2007
      Expected Final Maturity               12/25/2019    3/25/2015    6/25/2012    8/25/2010    5/25/2009
      Window                                  57 - 188     38 - 131      37 - 98      37 - 76      38 - 61
----------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
     0          --            --            --            --            --            --            --            --            --
     1         10.46         10.47         10.47         10.28         10.28         10.28         10.28         10.28         10.28
     2          9.21          9.24          9.24          9.07          9.07          9.07          9.07          9.07          9.07
     3          9.48          9.54          9.54          9.34          9.34          9.34          9.34          9.34          9.34
     4          9.28          9.35          9.35          9.15          9.15          9.15          9.15          9.15          9.15
     5          9.28          9.36          9.36          9.15          9.15          9.15          9.15          9.15          9.15
     6          9.51          9.59          9.59          9.37          9.37          9.37          9.37          9.37          9.37
     7          9.29          9.37          9.37          9.15          9.15          9.15          9.15          9.15          9.15
     8          9.52          9.60          9.60          9.37          9.37          9.37          9.37          9.37          9.37
     9          9.30          9.38          9.38          9.15          9.15          9.15          9.15          9.15          9.15
    10          9.31          9.38          9.38          9.15          9.15          9.15          9.15          9.15          9.15
    11         10.05         10.13         10.13          9.87          9.87          9.87          9.87          9.87          9.87
    12          9.32          9.40          9.40          9.15          9.15          9.15          9.15          9.15          9.15
    13          9.56          9.64          9.64          9.37          9.37          9.37          9.37          9.37          9.37
    14          9.33          9.41          9.41          9.15          9.15          9.15          9.15          9.15          9.15
    15          9.57          9.65          9.65          9.37          9.37          9.37          9.37          9.37          9.37
    16          9.35          9.43          9.43          9.15          9.15          9.15          9.15          9.15          9.15
    17          9.36          9.43          9.43          9.15          9.15          9.15          9.15          9.15          9.15
    18          9.60          9.68          9.68          9.37          9.37          9.37          9.37          9.37          9.37
    19          9.37          9.45          9.45          9.15          9.15          9.15          9.15          9.15          9.15
    20          9.62          9.70          9.70          9.37          9.37          9.37          9.37          9.37          9.37
    21         10.22         10.30         10.30          9.93          9.93          9.93          9.93          9.93          9.93
    22         10.24         10.31         10.31          9.93          9.93          9.93          9.93          9.93          9.93
    23         11.12         11.20         11.20         10.77         10.77         10.77         10.77         10.77         10.77
    24         10.26          --           10.34          9.93          9.93          9.93          9.93          9.93          9.93
    25         10.54          --           10.62         10.19         10.19         10.19         10.19         10.19         10.19
    26         10.29          --           10.36          9.93          9.93          9.93          9.93          9.93          9.93
    27         10.73          --           10.95         10.40         10.40         10.40         10.40         10.40         10.40
    28         10.46          --           10.67         10.12         10.12         10.12         10.12         10.12         10.12
    29         10.48          --           10.69         10.12         10.12         10.12         10.12         10.12         10.12
    30         10.79          --           11.01         10.40         10.40         10.40         10.40         10.40         10.40
    31         10.51          --           10.72         10.12         10.12         10.12         10.12         10.12         10.12
    32         11.08          --           11.12         10.54         10.54         10.54         10.54         10.54         10.54
    33          9.93          --           10.14         10.18         10.18         10.18         10.18         10.18         10.18
    34          9.96          --           10.17         10.19         10.19         10.19         10.19         10.19         10.19
    35         11.06          --           11.29         11.20         11.20         11.20         11.20         11.20         11.20
    36         10.01          --           10.22         10.19         10.19         10.19         10.19         10.19         10.19
    37         25.57          --           25.78         10.50         10.50         10.50         10.50         10.50         10.50
    38         11.91          --           11.96         10.32         10.32         10.32         10.32         10.32         10.32

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
    39         13.00          --           13.21         10.69         10.69         10.69         10.69         10.69         10.69
    40         12.53          --           12.73         10.35         10.35         10.35         10.35         10.35         10.35
    41         12.49          --           12.70         10.35         10.35         10.35         10.35         10.35         10.35
    42         12.91          --           13.12         10.69         10.69         10.69         10.69         10.69         10.69
    43         12.49          --           12.70         10.35         10.35         10.35         10.35         10.35         10.35
    44         13.14          --           13.19         10.82         10.82         10.82         10.82         10.82         10.82
    45         13.06          --           13.27         10.89         10.89         10.89         10.89         10.89         10.89
    46         13.07          --           13.28         10.89         10.89         10.89         10.89         10.89         10.89
    47         13.97          --           14.19         11.64         11.64         11.64         11.64         11.64         11.64
    48         13.07          --           13.28         10.89         10.89         10.89         10.89         10.89         10.89
    49         13.51          --           13.72         11.25         11.25         11.25         11.25         11.25         11.25
    50         13.29          --           13.34         11.02         11.02         11.02         11.02         11.02         11.02
    51         13.77          --           13.85         11.43         11.43         11.43         11.43         11.43         11.43
    52         13.32          --           13.40         11.06         11.06         11.06         11.06         11.06         11.06
    53         13.32          --           13.40         11.06         11.06         11.06         11.06         11.06         11.06
    54         13.77          --           13.85         11.43         11.43         11.43         11.43         11.43         11.43
    55         13.32          --           13.40         11.06         11.06         11.06         11.06         11.06         11.06
    56         13.91          --           13.90         11.51         11.51         11.51         11.51         11.51         11.51
    57         13.51          --           13.55         11.21         11.21         11.21         11.21         11.21         11.21
    58         13.51          --           13.55         11.21         11.21         11.21         11.21         11.21         11.21
    59         14.96          --           15.00         12.41         12.41         12.41         12.41         12.41         12.41
    60         13.51          --           13.55         11.21         11.21         11.21         11.21         11.21         11.21
    61         13.96          --           14.00         11.58         11.58         11.58         11.58         11.58         11.58
    62         13.51          --           13.55         11.21         11.21         11.21         11.21         11.21         11.21
    63         13.96          --           14.00         11.58         11.58         11.58         11.58         11.58         11.58
    64         13.50          --           13.55         11.21         11.21         11.21         11.21         11.21         11.21
    65         13.50          --           13.55         11.20         11.20         11.20         11.20         11.20         11.20
    66         13.95          --           14.00         11.58         11.58         11.58         11.58         11.58         11.58
    67         13.50          --           13.54         11.20         11.20         11.20         11.20         11.20         11.20
    68         13.95          --           13.99         11.57         11.57         11.57         11.57         11.57         11.57
    69         13.50          --           13.54         11.20         11.20         11.20         11.20         11.20         11.20
    70         13.50          --           13.54         11.20         11.20         11.20         11.20         11.20         11.20
    71         14.95          --           14.99         12.40         12.40         12.40         12.40         12.40         12.40
    72         13.50          --           13.54         11.20         11.20         11.20         11.20         11.20         11.20
    73         13.95          --           13.99         11.57         11.57         11.57         11.57         11.57         11.57
    74         13.50          --           13.54         11.20         11.20         11.20         11.20         11.20         11.20
    75         13.95          --           13.99         11.57         11.57         11.57         11.57         11.57         11.57
    76         13.50          --           13.54         11.19         11.19         11.19         11.19         11.19         11.19
    77         13.50          --           13.54         11.19         11.19         11.19         11.19         11.19         11.19

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
    78         13.95          --           13.99         11.56         11.56         11.56         11.56         11.56         11.56
    79         13.50          --           13.54         11.19         11.19         11.19         11.19         11.19         11.19
    80         13.95          --           13.99         11.56         11.56         11.56         11.56         11.56         11.56
    81         13.50          --           13.54         11.19         11.19         11.19         11.19         11.19         11.19
    82         13.50          --           13.54         11.19         11.19         11.19         11.19         11.19         11.19
    83         14.94          --           14.99         12.39         12.39         12.39         12.39         12.39         12.39
    84         13.50          --           13.54         11.19         11.19         11.19         11.19         11.19         11.19
    85         13.94          --           13.99         11.56         11.56         11.56         11.56         11.56         11.56
    86         13.49          --           13.54         11.18         11.18         11.18         11.18         11.18         11.18
    87         13.74          --           13.78         11.56         11.56         11.56         11.56         11.56         11.56
    88         11.83          --           11.87         11.18         11.18         11.18         11.18         11.18         11.18
    89         11.84          --           11.89         11.18         11.18         11.18         11.18         11.18         11.18
    90         12.26          --           12.30         11.55         11.55         11.55         11.55         11.55         11.55
    91         11.88          --           11.92         11.18         11.18         11.18         11.18         11.18         11.18
    92         12.29          --           12.33         11.55         11.55         11.55         11.55         11.55         11.55
    93         11.91          --           11.95         11.18         11.18         11.18         11.18         11.18         11.18
    94         11.93          --           11.97         11.18         11.18         11.18         11.18         11.18         11.18
    95         12.77          --           12.82         11.95         11.95         11.95         11.95         11.95         11.95
    96         11.97          --           12.01         11.18         11.18         11.18         11.18         11.18         11.18
    97         12.39          --           12.43         11.55         11.55         11.55         11.55         11.55         11.55
    98         12.01          --           12.05         11.18         11.18         11.18         11.18         11.18         11.18
    99         12.43          --           12.47         11.55         11.55         11.55         11.55         11.55         11.55
   100         12.05          --           12.09         11.17         11.17         11.17         11.17         11.17         11.17
   101         12.07          --           12.11         11.17         11.17         11.17         11.17         11.17         11.17
   102         12.49          --           12.54         11.55         11.55         11.55         11.55         11.55         11.55
   103         12.11          --           12.16         11.17         11.17         11.17         11.17         11.17         11.17
   104         12.54          --           12.59         11.54         11.54         11.54         11.54         11.54          --
   105         12.16          --           12.20         11.17         11.17         11.17         11.17         11.17          --
   106         12.19          --           12.23         11.17         11.17         11.17         11.17         11.17          --
   107         13.52          --           13.57         12.37         12.37         12.37         12.37         12.37          --
   108         12.24          --           12.28         11.17         11.17         11.17         11.17         11.17          --
   109         12.67          --           12.72         11.54         11.54         11.54         11.54         11.54          --
   110         12.29          --           12.33         11.17         11.17         11.17         11.17         11.17          --
   111         12.73          --           12.77         11.54         11.54         11.54         11.54         11.54          --
   112         12.35          --           12.39         11.17         11.17         11.17         11.17         11.17          --
   113         12.38          --           12.42         11.17         11.17         11.17         11.17         11.17          --
   114         12.82          --           12.86         11.54         11.54         11.54         11.54          --            --
   115         12.44          --           12.48         11.17         11.17         11.17         11.17          --            --
   116         12.89          --           12.93         11.54         11.54         11.54         11.54          --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
   117         12.50          --           12.55         11.17         11.17         11.17         11.17          --            --
   118         12.54          --           12.58         11.17         11.17         11.17         11.17          --            --
   119         13.92          --           13.97         12.36         12.36         12.36         12.36          --            --
   120         12.61          --           12.65         11.17         11.17         11.17         11.17          --            --
   121         13.06          --           13.11         11.54         11.54         11.54         11.54          --            --
   122         12.68          --           12.72         11.17         11.17         11.17         11.17          --            --
   123         13.14          --           13.19         11.54         11.54         11.54         11.54          --            --
   124         12.76          --           12.80         11.16         11.16         11.16          --            --            --
   125         12.80          --           12.84         11.16         11.16         11.16          --            --            --
   126         13.27          --           13.31         11.54         11.54         11.54          --            --            --
   127         12.88          --           12.93         11.16         11.16         11.16          --            --            --
   128         13.36          --           13.40         11.54         11.54         11.54          --            --            --
   129         12.97          --           13.01         11.16         11.16         11.16          --            --            --
   130         13.02          --           13.06         11.16         11.16         11.16          --            --            --
   131         14.46          --           14.51         12.36         12.36         12.36          --            --            --
   132         13.11          --           13.16         11.16         11.16         11.16          --            --            --
   133         13.60          --           13.65         11.54         11.54          --            --            --            --
   134         13.21          --           13.26         11.16         11.16          --            --            --            --
   135         13.71          --           13.75         11.54         11.54          --            --            --            --
   136         13.32          --           13.36         11.16         11.16          --            --            --            --
   137         13.38          --           13.42         11.16         11.16          --            --            --            --
   138         13.88          --           13.92         11.54         11.54          --            --            --            --
   139         13.49          --           13.53         11.16         11.16          --            --            --            --
   140         14.00          --           14.05         11.54         11.54          --            --            --            --
   141         13.61          --           13.65         11.16         11.16          --            --            --            --
   142         13.67          --           13.72         11.16         11.16          --            --            --            --
   143         14.69          --           14.73         11.93         11.93          --            --            --            --
   144         13.81          --           13.85         11.16         11.16          --            --            --            --
   145         14.34          --           14.38         11.54         11.54          --            --            --            --
   146         13.94          --           13.99         11.16         11.16          --            --            --            --
   147         14.48          --           14.53         11.54         11.54          --            --            --            --
   148         14.09          --           14.13         11.17         11.17          --            --            --            --
   149         14.17          --           14.21         11.17         11.17          --            --            --            --
   150         14.72          --           14.76         11.54         11.54          --            --            --            --
   151         14.32          --           14.37         11.17          --            --            --            --            --
   152         14.89          --           14.93         11.54          --            --            --            --            --
   153         14.49          --           14.53         11.17          --            --            --            --            --
   154         14.58          --           14.62         11.17          --            --            --            --            --
   155         16.24          --           16.28         12.36          --            --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
   156         14.76          --           14.80         11.17          --            --            --            --            --
   157         15.35          --           15.39         11.54          --            --            --            --            --
   158         14.95          --           14.99         11.17          --            --            --            --            --
   159         15.55          --           15.59         11.54          --            --            --            --            --
   160         15.15          --           15.19         11.17          --            --            --            --            --
   161         15.25          --           15.30         11.17          --            --            --            --            --
   162         15.87          --           15.92         11.54          --            --            --            --            --
   163         15.47          --           15.51         11.17          --            --            --            --            --
   164         16.10          --           16.15         11.55          --            --            --            --            --
   165         15.70          --           15.74         11.17          --            --            --            --            --
   166         15.82          --           15.86         11.18          --            --            --            --            --
   167         17.65          --           17.70         12.37          --            --            --            --            --
   168         16.07          --           16.11         11.18          --            --            --            --            --
   169         16.74          --           16.78         11.55          --            --            --            --            --
   170         16.33          --           16.37         11.18          --            --            --            --            --
   171         17.02          --           17.06         11.55          --            --            --            --            --
   172         16.61          --           16.65         11.18          --            --            --            --            --
   173         16.80          --           16.84          --            --            --            --            --            --
   174         17.59          --           17.64          --            --            --            --            --            --
   175         17.27          --           17.31          --            --            --            --            --            --
   176         18.10          --           18.15          --            --            --            --            --            --
   177         17.80          --           17.84          --            --            --            --            --            --
   178         18.07          --           18.12          --            --            --            --            --            --
   179         20.34          --           20.38          --            --            --            --            --            --
   180         18.68          --           18.73          --            --            --            --            --            --
   181         19.65          --           19.69          --            --            --            --            --            --
   182         19.37          --           19.42          --            --            --            --            --            --
   183         20.41          --           20.45          --            --            --            --            --            --
   184         20.16          --           20.20          --            --            --            --            --            --
   185         20.59          --           20.64          --            --            --            --            --            --
   186         21.76          --           21.81          --            --            --            --            --            --
   187         21.56          --           21.60          --            --            --            --            --            --
   188         22.84          --           22.88          --            --            --            --            --            --
   189         22.69          --           22.73          --            --            --            --            --            --
   190         23.32          --           23.37          --            --            --            --            --            --
   191         25.67          --           25.72          --            --            --            --            --            --
   192         24.77          --           24.81          --            --            --            --            --            --
   193         26.45          --           26.49          --            --            --            --            --            --
   194         26.50          --           26.55          --            --            --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
   195         28.42          --           28.47          --            --            --            --            --            --
   196         28.62          --           28.66          --            --            --            --            --            --
   197         29.86          --           29.91          --            --            --            --            --            --
   198         32.30          --           32.35          --            --            --            --            --            --
   199         32.84          --           32.88          --            --            --            --            --            --
   200         35.79          --           35.83          --            --            --            --            --            --
   201         36.70          --           36.75          --            --            --            --            --            --
   202         39.10          --           39.14          --            --            --            --            --            --
   203         46.41          --           46.46          --            --            --            --            --            --
   204         45.27          --           45.32          --            --            --            --            --            --
   205         50.97          --           51.02          --            --            --            --            --            --
   206         54.34          --           54.39          --            --            --            --            --            --
   207         62.71          --           62.76          --            --            --            --            --            --
   208         68.97          --           69.01          --            --            --            --            --            --
   209         80.23          --           80.28          --            --            --            --            --            --
   210         99.64          --           99.69          --            --            --            --            --            --
   211        121.70          --          121.75          --            --            --            --            --            --
   212        172.21          --          172.26          --            --            --            --            --            --
   213        268.81          --          268.86          --            --            --            --            --            --
   214          --            --            *             --            --            --            --            --            --
   215          --            --            --            --            --            --            --            --            --

* In Period 214, the Class A-4 has a balance of $136,949 and is paid $186,935 in interest.

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limiation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact revelant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                    Class A-2, A-3, and A-4 Cap                     Class M Cap                             Class B Cap
               -------------------------------------   -------------------------------------   -------------------------------------
Period          Balance ($)     Strike %   Ceiling %    Balance ($)     Strike %   Ceiling %    Balance ($)     Strike %   Ceiling %
------         --------------   --------   ---------   --------------   --------   ---------   --------------   --------   ---------
     1         861,308,000.00       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
     2         840,951,771.78       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
     3         820,696,798.40       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
     4         800,536,684.44       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
     5         780,466,118.76       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
     6         760,481,425.69       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
     7         740,580,553.74       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
     8         720,763,055.51       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
     9         701,030,058.43       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
    10         681,384,420.82       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
    11         661,831,169.28       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
    12         642,449,814.86       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
    13         623,477,089.16       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
    14         604,955,272.50       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
    15         586,873,715.78       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
    16         569,222,020.40       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
    17         551,990,032.41       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
    18         535,167,836.75       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
    19         518,745,751.64       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
    20         502,714,323.12       6.60        9.05   204,398,000.00       5.85        8.30    50,002,000.00       4.40        6.85
    21         487,064,321.43       7.85       10.00   204,398,000.00       6.95        9.10    50,002,000.00       5.50        7.65
    22         471,786,826.59       7.85       10.00   204,398,000.00       6.95        9.10    50,002,000.00       5.50        7.65
    23         456,872,935.97       7.85       10.00   204,398,000.00       6.95        9.10    50,002,000.00       5.50        7.65
    24         442,314,061.06       7.85       10.00   204,398,000.00       6.95        9.10    50,002,000.00       5.50        7.65
    25         428,101,802.80       7.85       10.00   204,398,000.00       6.95        9.10    50,002,000.00       5.50        7.65
    26         414,227,966.26       7.85       10.00   204,398,000.00       6.95        9.10    50,002,000.00       5.50        7.65
    27         400,684,549.40       8.75       10.35   204,398,000.00       7.65        9.25    50,002,000.00       6.20        7.80
    28         387,463,738.58       8.75       10.35   204,398,000.00       7.65        9.25    50,002,000.00       6.20        7.80
    29         374,557,904.12       8.75       10.35   204,398,000.00       7.65        9.25    50,002,000.00       6.20        7.80
    30         361,959,595.94       8.75       10.35   204,398,000.00       7.65        9.25    50,002,000.00       6.20        7.80
    31         349,661,539.43       8.75       10.35   204,398,000.00       7.65        9.25    50,002,000.00       6.20        7.80
    32         337,656,631.25       8.75       10.35   204,398,000.00       7.65        9.25    50,002,000.00       6.20        7.80
    33                   --         --          --     204,398,000.00       8.60        9.35    50,002,000.00       7.15        7.90
    34                   --         --          --     204,398,000.00       8.60        9.35    50,002,000.00       7.15        7.90
    35                   --         --          --     204,398,000.00       8.60        9.35    50,002,000.00       7.15        7.90
    36                   --         --          --     204,398,000.00       8.60        9.35    50,002,000.00       7.15        7.90
    37                   --         --          --     204,398,000.00       8.60        9.35    50,002,000.00       7.15        7.90
    38                   --         --          --     200,772,504.81       8.60        9.35    41,525,024.51       7.15        7.90
    39                   --         --          --               --         --          --               --         --          --

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